UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 5, 2003

                           Covanta Energy Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                        1-3122                 13-5549268
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(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)


         40 Lane Road, Fairfield, New Jersey                        07004
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      (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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    Item 5.  Other Events.

         On September 8, 2003, Covanta Energy Corporation ("Covanta") and its affiliated reorganizing debtors and liquidating debtors (together with Covanta, the "Debtors") filed a draft Joint Plan of Reorganization (the "Reorganization Plan"), a draft Joint Plan of Liquidation (the "Liquidation Plan" and together, the "Plans") and a related draft Disclosure Statement (the "Disclosure Statement") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Disclosure Statement filed with the Bankruptcy Court is subject to approval by the Bankruptcy Court, and will be revised prior to its distribution to creditors in connection with the voting process for the Plans. Copies of the Reorganization Plan, the Liquidation Plan and the Disclosure Statement are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively.

         Bankruptcy law does not permit solicitation of acceptances of the Plans until the Bankruptcy Court approves the final Disclosure Statement as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plans. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plans. The Company will emerge from Chapter 11 if and when the Plans receive the requisite creditor approval and are confirmed by the Bankruptcy Court.

         Additionally, on September 5, 2003, Covanta and certain of its subsidiaries entered into an agreement to sell their interests in Heber Geothermal Company, Heber Field Company, Second Imperial Geothermal Co., Mammoth-Pacific L.P. and certain related holding companies to affiliates of ArcLight Energy Partners Fund I, L.P. and Caithness Energy, L.L.C. for a purchase price of $170,000,000, subject to adjustments. The agreement is conditional on the approval of the Bankruptcy Court and other customary conditions precedent.


    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of business acquired: [Not applicable].

(b) Pro forma financial information: [Not applicable].

(c) Exhibits:

    Exhibit 2.1 Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.

    Exhibit 2.2 Debtors' Joint Plan of Liquidation under Chapter 11 of the Bankruptcy Code.

    Exhibit 2.3 Disclosure Statement with Respect to Debtors' Joint Plan of Reorganization and Joint Plan of Liquidation under Chapter 11 of the Bankruptcy Code.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: September 9, 2003

                                    COVANTA ENERGY CORPORATION


                                    By:  /s/ Timothy J. Simpson
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                                    Name:  Timothy J. Simpson
                                    Title: Vice President, Associate
                                           General Counsel and Assistant
                                           Secretary